GUARANTY

     The undersigned, for value received, unconditionally and absolutely guarantee(s) to Comerica Bank ("Bank"), a Michigan banking corporation of 500 Woodward Avenue, Detroit, Michigan 48226 and to the Bank's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness to the Bank of CONTINENTAL MANAGED PHARMACY SERVICES, INC., CONTINENTAL PHARMACY, INC., PREFERRED RX, INC., AUTOMATED SCRIPTS, INC. and VALLEY PHYSICIANS SERVICES, INC., each an Ohio corporation, whose address is 1400 E. Schaaf Road, Brooklyn Heights, Ohio 44131 and also of any successor in interest, including without limit any debtor-in-possession or trustee in bankruptcy which succeeds to the interests of this party or person (jointly and severally the "Borrower"), however this indebtedness has been or may be incurred or evidenced, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several and whether or not known to the undersigned at the time of this Guaranty or at the time any fUture indebtedness is incurred (the "Indebtedness").

     The Indebtedness guaranteed includes without limit: (a) any and all direct indebtedness of the Borrower to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower to the Bank arising under any guaranty where the Borrower has guaranteed the payment of indebtedness owing to the Bank from a third party; (c) any and all obligations or liabilities of the Borrower to the Bank arising from applications or agreements for the issuance of letters of credit; (d) any and all obligations or liabilities of the Borrower to the Bank arising out of any other agreement by the Borrower; (e) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including without limit liability for interest and attorney fees on, or in connection with, any of the Indebtedness from and after the filing by or against the Borrower of a bankruptcy petition; (f) any and all amendments, modifications, renewals and/or extensions of any of the above, including without limit amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (g) all costs of collecting Indebtedness, including without limit reasonable attorney fees.

     The undersigned waive(s) notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness and diligence in collecting any Indebtedness, and agree(s) that the Bank may modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned further waive(s) any and all other notices to which the undersigned might otherwise be entitled. The undersigned acknowledge(s) and agree(s) that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Bank of any remedy the Bank may have against the Borrower or any other person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reason, and no defense or setoff available at any time to the Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

     The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of the financial condition of the Borrower and is not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate from time to time. The undersigned waive(s) any duty on the part of the Bank, and agree(s) that it is not relying upon nor expecting the Bank to disclose to the undersigned any fact now or later known by the Bank, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness or otherwise, notwithstanding any effect these facts may have upon the undersigned's risk under this Guaranty or the undersigned's rights against the Borrower. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes without limit the possibility that the Borrower may incur Indebtedness to the Bank after the financial condition of the Borrower, or its ability to pay its debts as they mature, has deteriorated.

     The undersigned represent(s) and warrant(s) that: (a) the Bank has made no representation to the undersigned as to the creditworthiness of the Borrower; and (b) the undersigned has established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower's financial condition. The undersigned agree(s) to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

     The undersigned grant(s) to the Bank a security interest in and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned subordinate(s) any claim of any nature that the undersigned now or later has (have) against the Borrower to and in favor of all Indebtedness and, except for short-term intercompany debt arising in the ordinary course of business paid before the occurrence of any default or event of default under any agreement between Borrower and Bank, agree(s) not to accept payment or satisfaction of any claim that the undersigned now or later may have against the Borrower without the prior written consent of the Bank. Except as stated above, should any payment, distribution, security or proceeds be received by the undersigned upon or with respect to any claim That the undersigned now or may later have against the Borrower, the undersigned shall immediately deliver the same to the Bank in the form received (except for endorsement or assignment by the undersigned where required by the Bank) for application on the Indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce these claims.

     The undersigned agree(s) that no security now or later held by the Bank for the payment of any Indebtedness, whether from the Borrower, any guarantor or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledge(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

     The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the indebtedness being guaranteed by anyone else.

     The undersigned may terminate the obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Bank and receiving from an officer of the Bank written acknowledgment of delivery; provided, the termination shall not be effective until the opening of business on the day following written acknowledgment of delivery. Any termination shall not affect in any way the unconditional obligations of the undersigned as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Bank or any Borrower loan with the Bank existing at the effective date of termination (whether advances or readvances by the Bank are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The undersigned shall indemnifly the Bank against all claims, damages, costs and expenses, including without limit reasonable attorney fees, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

     Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty in whole or in part, the effectiveness of this Guaranty shall automatically continue or be reinstated, as the case may be, in the event that any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Guaranty, the undersigned agree(s) upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement of continuation. If the undersigned do(es) not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned.

     The undersigned waive(s) any right to require the Bank to: (a) proceed against any person, including without limit the Borrower; (b) proceed against or exhaust any security held from the Borrower or any other person; (c) give notice of the terms, time and place of any public or private sale of personal property security held from the Borrower or any other person, or otherwise comply with the provisions of Section 9-504 of the Ohio or other applicable Uniform Commercial Code; (d) pursue any other remedy in the Bank's power; or (e) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest, or notices of dishonor in connection with any obligations or evidences of Indebtedness held by the Bank as security, in connection with any other obligations or evidences of indebtedness which constitute in whole or in part Indebtedness, or in connection with the creation of new or additional Indebtedness.

     The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned's liability under this Guaranty, from time to time to:
(a) apply any security held from the Borrower or any other person and direct the order or manner of sale of it, including without limit, a non-judicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as the Bank in its discretion may determine; (b) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness; and (c) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The Bank may without notice assign this Guaranty in whole or in part. Upon the Bank's request, the undersigned agree(s) to provide to the Bank copies of the undersigned's financial statements.

     The undersigned waive(s) any defense based upon or arising by reason of (a) any disability or other defense of the Borrower or any other person; (b) the cessation or limitation from any cause whatsoever, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of the Borrower; (d) the application by the Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by the Borrower to the Bank or intended or understood by the Bank or the undersigned; (e) any act or omission by the Bank which directly or indirectly results in or aids the discharge of the Borrower or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form whatsoever including without limit any modification made after effective termination, and including without limit the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of any Indebtedness, including without limit increase or decrease of the interest rate. The undersigned waive(s) any defense the undersigned may have based upon any election of remedies by the Bank which destroys the undersigned's subrogation rights or the undersigned's right to proceed against the Borrower for reimbursement, including without limit any loss of rights the undersigned may suffer by reason of any rights, powers or remedies of the Borrower in connection with any anti-deficiency, appraisement or valuation laws or any other laws limiting, qualifying or discharging any Indebtedness.

     The undersigned acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate or grant participations in all or any part of the Indebtedness and any related obligations, including, without limit, this Guaranty. In connection with that right, the Bank may disclose any documents and information which the Bank now or later acquires relating to the undersigned and this Guaranty, whether furnished by the Borrower, the undersigned or otherwise. The undersigned further agree(s) that the Bank may disclose these documents and information to the Borrower.

     This obligation shall include, IN ADDITION TO any amount of principal guaranteed, any and all interest on all Indebtedness and any and all costs and expenses of any kind, including without limit reasonable attorney fees, incurred by the Bank at any time(s) for any reason in enforcing any of the duties and obligations of the undersigned under this Guaranty or otherwise incurred by the Bank in any way connected with this Guaranty, the Indebtedness or any other guaranty of the Indebtedness (including without limit reasonable attorney fees and other expenses incurred in any suit involving the conduct of the Bank, the Borrower or the undersigned). All of these costs and expenses shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest a the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Guaranty to attorney fees shall be deemed a reference to fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

     The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty. The undersigned acknowledge(s) that the effectiveness of this Guaranty is subject to no conditions of any kind.

     This Guaranty shall remain effective with respect to successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create any new Indebtedness after all or any prior Indebtedness has been satisfied, until this Guaranty is terminated in the manner and to the extent provided above.

     The undersigned warrant(s) and agree(s) that each of the waivers set forth above are made with the undersigned's full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of these waivers are determined to be contrary to any applicable law or public policy, these waivers shall be effective only to the extent permitted by law.

     This Guaranty constitutes the entire agreement of the undersigned and the Bank with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of this Guaranty shall bind any of the undersigned or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Bank and its successors and assigns. This Guaranty shall be binding on the undersigned and the undersigned's, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Bank to extend credit or make other financial accommodations to the Borrower, and the undersigned acknowledge(s) that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. THIS GUARANTY WAS EXECUTED IN CUYAHOGA COUNTY, OHIO AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO. NOTWITHSTANDING THE FOREGOING, THE PARTIES ACKNOWLEDGE THAT THE INDEBTEDNESS DESCRIBED ABOVE WAS APPROVED AND MADE AND THE PROCEEDS OF THE INDEBTEDNESS WERE DISBURSED IN THE STATE OF MICHIGAN.

     The undersigned waive any claims that Cuyahoga County, Ohio is an inconvenient forum or an improper forum based on lack of venue.

     THE UNDERSIGNED AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

     The undersigned hereby submits to personal jurisdiction in the State of Ohio; waives any and all personal rights under the laws of any state or country to object to jurisdiction within the State of Ohio for the purposes of litigation to enforce this Guaranty; and consents to be sued in all courts of general jurisdiction in Cuyahoga County in the State of Ohio. Nothing contained in this Guaranty, however, shall prevent Bank from bringing any action or exercising any rights under this Guaranty within any other state or country having jurisdiction over the subject matter hereof Bank's initiating such proceeding or taking such action in any other state or country shall in no event constitute a waiver of the agreement contained in this Guaranty that the laws of the State of Ohio shall govern the rights and obligations of the undersigned and Bank under this Guaranty or a waiver of the submission made in this Guaranty by the undersigned to personal jurisdiction within the State of Ohio.

The undersigned agrees that service of process may be made, and personal jurisdiction over the undersigned obtained, by sewing a copy of the Summons and Complaint upon the undersigned at its address set forth in this Guaranty (or at the last address of the undersigned which is known to Bank) in accordance with the applicable laws of the States of Ohio and Michigan.

     The undersigned hereby authorizes any attorney-at-law to appear in any court of record in the United States, at any time after the above obligation becomes due, either at its stated maturity or by declaration, and waives the issuing and service of process, and confesses a judgment against the undersigned in favor of Bank for the amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and waive all right of appeal and stay of execution. No judgment against the undersigned shall be a bar to subsequent judgment(s) against the undersigned. The foregoing warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, the foregoing warrant of attorney may nevertheless be used to obtain additional judgments.

         The undersigned has signed this Guaranty on August 24, 1998.

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


Date: August 24, 1998                          GUARANTOR:

                                               MIM Corporation

                                                    By: Robert J. Bush
                                                   ---------------------------

                                                    Its: Assistant Secretary
                                                   ---------------------------